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                                                                   EXHIBIT 10.10

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is entered into by and between Milwaukee PCS, LLC, Milwaukee Acquisition Subsidiary, Inc. (collectively, "Assignors")(each and affiliates of AT&T Wireless PCS, LLC ("AT&T")) and TeleCorp PCS, Inc., a Delaware corporation ("Assignee").

                                   RECITALS
                                   --------

         WHEREAS, under the terms of an Agreement and Plan of Reorganization and Contribution by and among Assignee, Tritel, Inc. and AT&T, dated February 28, 2000 (the "Tritel Merger Agreement"), AT&T has agreed to assign or cause the Assignors to assign all of its or their right, title and interest in and to that certain Agreement and Plan of Merger by and among Assignors, Indus, Inc. and Kailas J. Rao, dated February 26, 2000 (the "Indus Merger Agreement"); and

         WHEREAS, Assignors wish to assign and Assignee wishes to assume all of Assignors' right title and interest in and to the Indus Merger Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Assignment. Subject to the terms and conditions of the Tritel Merger
            ----------
Agreement, Assignor does hereby assign, transfer and convey to Assignee, its successors and assigns to and for its or their use forever, all right, title and interest of Assignors in and to the Indus Merger Agreement, including without limitation, all of the benefits of such agreement, and the covenants, conditions, stipulations and remedies for enforcement thereunder.

         2. Assumption. Assignee accepts assignment to it by the Assignors of
            ----------
all of Assignors' right, title and interest in and to the Indus Merger Agreement, and assumes all of the obligations and liabilities imposed by the Indus Agreement upon the Assignors, and generally agrees to take the place of the Assignors under the Indus Merger Agreement, to the same effect as if TeleCorp had originally executed such agreement.

         3. Counterparts. This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
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         4. Miscellaneous. All the covenants terms and conditions set forth
            -------------
herein shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement shall be governed by the laws of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement of this _________ day of ___________, 2000.



MILWAUKEE PCS, LLC


By:_______________________________

Name:_____________________________

Its:_______________________________


MILWAUKEE ACQUISITION SUBSIDIARY, INC.


By:_______________________________

Name:_____________________________

Its:_______________________________



TELECORP PCS, INC.


By:_______________________________

Name:_____________________________

Its:_______________________________